UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 16, 2015

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number)

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02           Results of Operations and Financial Condition.

On February 19, 2015, Internap Corporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2015, our compensation committee approved the 2015 Short Term Incentive Plan. Under the plan, certain employees (including named executive officers) may be eligible for the award of a cash bonus after our 2015 fiscal year end. The cash bonus of each participant (other than our Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents, which includes our named executive officers) will be based on achievement of corporate and personal objectives, with a target award level expressed as a percentage of salary. The cash bonus of our Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents will be based on achievement of corporate objectives only, with a target award level expressed as a percentage of salary. The corporate objectives are based on revenue, earnings before interest, taxes, depreciation and amortization and bookings net of churn. The personal objectives are individualized for each participant below the level of Senior Vice President.

The target incentives as a percentage of base salary for our Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents (including our named executive officers) are up to 100% of base salary earned in 2015.

For named executive officers, the maximum bonus potential is up to two times the target incentive based on achievement of stretch corporate objectives. If a participant is no longer an employee on the date awards from the plan are paid, the participant will not be deemed to have earned an award and will not receive an award under the plan. If, before the date awards from the plan are paid, a participant has provided notice of resignation or we have notified a participant that his/her employment will terminate, the participant will not be deemed to have earned an award under the plan and will not receive an award under the plan. Our compensation committee may amend, modify, terminate or suspend operation of the plan at any time.

The above description is qualified in its entirety by reference to the full text of the 2015 Short Term Incentive Plan, which is being filed as Exhibit 10.1.

Item 9.01           Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	2015 Short Term Incentive Plan.

99.1	Press Release dated February 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: February 19, 2015	By:	/s/ Kevin M. Dotts
Kevin M. Dotts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2015 Short Term Incentive Plan.

99.1	Press Release of the Company dated February 19, 2015.